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                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 2001 (this "Amendment") is entered into among DURA AUTOMOTIVE SYSTEMS, INC., AS PARENT GUARANTOR ("DASI"), DURA OPERATING CORP. AND VARIOUS OF ITS SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HERETO AS BORROWERS (the "Borrowers"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), BA AUSTRALIA LIMITED, as Australian Lender, BANK OF AMERICA CANADA, as Canadian Lender, and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, "BofA"), as Swing Line Lender, as Issuing Lender and as agent for the Lenders (the "Agent").

                                    RECITALS

         A. DASI, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 19, 1999, as amended as of May 10, 2001 (the "Agreement").

         B. The parties wish to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:

                  2.1 Section 1.1 of the Agreement is amended by adding the following definitions therein in the appropriate alphabetical positions:

                  "Disposed Business - see the definition of "Senior Leverage Ratio."

                  "Disposed Subsidiary - see the definition of "Senior Leverage Ratio."

                  2.2 Section 1.1 of the Agreement is amended by adding the following phrase at the end of clause (a) of the definition therein of "EBITDA":
"and gains and losses from the disposition of a Disposed Business or Disposed Subsidiary."

                  2.3 Section 1.1 of the Agreement is amended by adding the following paragraph to the definition therein of "Senior Leverage Ratio":

                  "If DASI or any Subsidiary sells or otherwise transfers any or all of its interest in any Subsidiary (the "Disposed Subsidiary") to another Person or Persons so that such Disposed Subsidiary is no longer a Subsidiary of DASI or if DASI or any Subsidiary sells or otherwise transfers substantially all of its assets in any business unit, line or plant (the





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         "Disposed Business") to another Person or Persons that are neither DASI nor Subsidiaries, the Senior Leverage Ratio shall be calculated on a pro forma basis during the first 12 months following such sale or other transfer of such Disposed Subsidiary or Disposed Business based on the assumption that such sale or other transfer had been completed (and the financial results of such Disposed Subsidiary or Disposed Business had been excluded in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period."

                  2.4 Section 1.1 of the Agreement is amended by adding the following paragraph to the definition therein of "Total Debt to EBITDA Ratio":

                  "If DASI or any Subsidiary sells or otherwise transfers any or all of its interest in any Subsidiary (the "Disposed Subsidiary") to another Person or Persons so that such Disposed Subsidiary is no longer a Subsidiary of DASI or if DASI or any Subsidiary sells or otherwise transfers substantially all of its assets in any business unit, line or plant (the "Disposed Business") to another Person or Persons that are neither DASI nor Subsidiaries, the Total Debt to EBITDA Ratio shall be calculated on a pro forma basis during the first 12 months following such sale or other transfer of such Disposed Subsidiary or Disposed Business based on the assumption that such sale or other transfer had been completed (and the financial results of such Disposed Subsidiary or Disposed Business had been excluded in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period."

                  2.5 Section 11.10 of the Agreement (Fixed Charge Coverage Ratio) is amended so that clause (a) thereof reads in its entirety as follows:

         "(a) the sum of Consolidated Net Income before Interest Expense (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures), income tax expense, amortization expense and operating lease expense (excluding any non-cash extraordinary charges and any gains and losses from dispositions of a Disposed Business or Disposed Subsidiary) for the Computation Period ending on such day,"

         3. Representations and Warranties. DASI and each Borrower hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article IX of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by DASI and each Borrower of this Amendment, and the performance by DASI and each Borrower of this Amendment and the Agreement, as amended hereby, are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of DASI and such Borrower. This Amendment and the Agreement, as amended

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         hereby, are valid and legally binding obligations of DASI and each
         Borrower, enforceable in accordance with their terms.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing.

         4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect; and DASI and the Borrowers confirm and reaffirm their Obligations under the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become effective upon the receipt by the Agent on or before June 29, 2001 of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Borrowers, the Agent and the Required Lenders.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under Federal law.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                               DURA AUTOMOTIVE SYSTEMS, INC.


                               By:    /s/ DAVID R. BOVEE
                                  ------------------------
                               Title: VICE PRESIDENT & CFO
                                     ---------------------


                               DURA OPERATING CORP.


                               By:    /s/ DAVID R. BOVEE
                                  ------------------------
                               Title: VICE PRESIDENT & CFO
                                     ---------------------


                               BANK OF AMERICA, N.A., AS AGENT


                               By: /s/ MATTHEW J. REILLY
                                  ----------------------
                               Title: VICE PRESIDENT
                                     -------------------



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